Exhibit 31.1

CERTIFICATION PURSUANT TO RULE 13a-14(a) OR 15d-14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, John Pagliuca, certify that:

1.I have reviewed this Annual Report on Form 10-K of N-able, Inc.; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated:	August 9, 2022	By:	/s/ John Pagliuca

John Pagliuca
President and Chief Executive Officer
(Principal Executive Officer)